PROSPECTUS

FRANKLIN
INVESTORS SECURITIES TRUST


      INVESTMENT STRATEGY

      INCOME

           FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND
           FRANKLIN BOND FUND - CLASS A


MARCH 1, 1999
as amended September 13, 1999

[Insert Franklin Templeton Ben Head]

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

           THE FUNDS

[Begin callout]
Information about each fund you should know before investing
[End callout]

      2    Franklin Adjustable U.S. Government
           Securities Fund

      11   Franklin Bond Fund

      22   Distribution and tax information
           for each fund; Year 2000 problem

           YOUR ACCOUNT

[Begin callout]
Information about sales charges,
account transactions and services
[End callout]

      24   Sales Charges

      28   Buying Shares

      30   Investor Services

      33   Selling Shares

      35   Account Policies

      38   Questions

           FOR MORE INFORMATION

[Begin callout]
Where to learn more about each fund
[End callout]

           Back Cover


FRANKLIN ADJUSTABLE U.S.
GOVERNMENT SECURITIES FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
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GOAL The  fund's  investment  goal is to seek a high  level of  current  income, consistent with lower volatility of principal than a fund that invests in fixed-rate securities.

PRINCIPAL INVESTMENTS. The fund will normally invest at least 65% of total assets in adjustable rate mortgage securities (ARMS) and other mortgage securities with interest rates that adjust periodically to reflect prevailing market interest rates. The fund will only invest in mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

[Begin callout]
The fund will normally invest at least 65% of total assets in ARMS and other adjustable rate mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.
[End callout]

The fund may invest up to 35% of total assets in bonds and notes issued by the Federal Home Loan Banks, Federal National Mortgage Association (FNMA), Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Small Business Administration, as well as in direct obligations of the U.S. government, such as Treasury bonds, bills and notes, and securities issued or guaranteed by U.S. government agencies. The fund may also invest in collateralized mortgage obligations (CMOs) and repurchase agreements collateralized by U.S.
government obligations.

Government agency or instrumentality issues have different levels of credit support. GNMA securities are supported by the full faith and credit of the U.S. government; FNMA securities are supported by its right to borrow from the U.S. Treasury under certain circumstances; and FHLMC securities are supported only by the credit of that instrumentality. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the fund, which will vary with changes in interest rates and other market conditions.

Mortgage securities represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes. The individual loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments.

Interest rates on adjustable rate securities generally are reset at intervals of one year or less so that their rates gradually align themselves with market interest rates. These periodic adjustments help keep the prices of these securities relatively stable when compared with the prices of fixed rate securities, which generally fall when interest rates rise. As a result, the fund may participate in increases in interest rates resulting in higher current yields, but with less fluctuation in net asset value than a fund invested in comparable fixed rate securities. Adjustable rate securities, however, frequently limit the maximum amount by which the loan rate may change up or down. The fund, therefore, may not benefit from increases in interest rates if interest rates exceed a security's maximum allowable periodic or lifetime limits. During periods of falling interest rates, the interest rates on these securities may reset downward, resulting in a lower yield for the fund.

The fund may buy securities on a "when-issued" or "delayed delivery" basis. This means that the securities will be paid for and delivered to the fund at a future date, generally in 30 to 45 days.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it will not invest substantially or will invest less in ARMS and other adjustable rate securities.

[Insert graphic of chart with line going up and down] MAIN RISKS
-------------------------------------------------------------------

INTEREST RATE Because changes in interest rates on ARMS and other adjustable rate securities lag behind changes in market rates, the net asset value of the fund may decline during periods of rising interest rates until the interest rates on these securities reset to market rates. You could lose money if you sell your shares of the fund before these rates reset.

If market interest rates increase substantially and the fund's adjustable rate securities are not able to reset to market interest rates during any one adjustment period, the value of the fund's holdings and its net asset value may decline until the rates are able to reset to market rates. In the event of a dramatic increase in interest rates, the lifetime limit on a security's interest rate may prevent the rate from adjusting to prevailing market rates and the market value of the security could decline substantially and affect the fund's net asset value.

To the extent the fund invests in fixed income debt securities, it will be subject to additional interest rate risks. When interest rates rise, fixed income debt security prices fall. When interest rates fall, fixed income debt security prices rise. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

Because the interest rates on adjustable rate securities generally reset downward when interest rates fall, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities during periods of declining interest rates.

[Begin callout]
If interest rates rise, the net asset value of the fund may fall until the interest rates on the fund's adjustable rate securities reset to market rates. If rates fall, mortgage holders may refinance their mortgage loans at lower interest rates. This means you could lose money. [End callout]

MORTGAGE SECURITIES Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the fund may have paid. Mortgage prepayments generally increase when interest rates fall.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes. This is called "extension risk."

INCOME  Since  the  fund  can  only  distribute   what  it  earns,   the  fund's
distributions to shareholders may decline when interest rates fall.

DERIVATIVE SECURITIES CMOs are considered derivative investments, one whose value depends on (or is derived from) the value of an underlying asset. These instruments are subject to credit risk and prepayment risk associated with the underlying mortgage assets.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by issuers about their Year 2000 readiness. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness.

If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 23 for more information.

More detailed information about the fund, its policies, including temporary investments, and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

MASTER/FEEDER STRUCTURE The fund seeks to achieve its investment goal by investing all of its assets in shares of the U.S. Government Adjustable Rate Mortgage Portfolio (Portfolio). The Portfolio has the same investment goal and substantially similar investment policies as the fund. The fund buys shares of Mortgage Portfolio at net asset value. An investment in the fund is an indirect investment in the Portfolio.

It is possible that the fund may have to withdraw its investment in the Portfolio if the Portfolio changes its investment goal or if the fund's Board of Trustees, at any time, considers it to be in the fund's best interest.

IF YOU ARE AN INVESTOR WHOSE INVESTMENT AUTHORITY IS RESTRICTED BY APPLICABLE LAW OR REGULATION YOU SHOULD CONSULT YOUR LEGAL ADVISOR TO DETERMINE WHETHER AND TO WHAT EXTENT SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR YOU. If you are a municipal investor considering investment of proceeds of bond offerings into the fund, you should consult with expert counsel to determine the effect, if any, of various payments made by the fund, its manager or its principal underwriter on arbitrage rebate calculations.

[Insert graphic of bull and bear] PERFORMANCE
-------------------------------------------------------------------

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS1

[Begin callout]
BEST
QUARTER:
Q4 '89
3.21%

WORST
QUARTER:
Q4 '94
-1.40%
[End callout]

[Insert bar graph]

10.34%  9.53%  8.67%  4.01%  1.35%  -1.96% 9.17% 6.25%  6.97%  3.87%
----------------------------------------------------------------------
89      90     91     92     93     94     95    96     97     98
                                      YEAR

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                             1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------
Franklin Adjustable U.S. Government
Securities Fund 2                            1.51%  4.32%   5.51%
Lehman Bros. Short U.S. Government 1-2
Years Index 3                                6.60%  5.84%   7.02%

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Short U.S. Government 1-2 Year Index invests in U.S. Government securities and Treasuries with maturities from one to two years. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
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This table  describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum sales charge (load) as a percentage of offering price    2.25%
  Load imposed on purchases                                      2.25%
  Maximum deferred sales charge (load)                           None 1
Exchange fee 2                                                  $5.00

Please see "Sales Charges" on page 24 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING  EXPENSES  (EXPENSES DEDUCTED FROM FUND ASSETS)
Management and  administration  fees 3                           0.50%
Distribution and service (12b-1) fees 4                          0.25%
Other expenses                                                   0.18%
Total annual fund operating expenses 3                           0.93%

1. Except for investments of $1 million or more (see page 24) and purchases by certain retirement plans without an initial sales charge.
2. This fee is only for market timers (see page 36).
3. For the fiscal year ended October 31, 1998, the manager had agreed in advance to limit its management fees. With this reduction, management fees of the Portfolio were 0.23%, administration fees of the fund were 0.10% and total annual fund operating expenses were 0.76%. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees.
4. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year    3 Years   5 Years    10 Years
-------------------------------------------------------------------
                $318 1    $515      $728       $1,342

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase]MANAGEMENT
-------------------------------------------------------------------

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Portfolio's investment manager and the fund's administrator. Together, Advisers and its affiliates manage over $227 billion in assets.

The team responsible for the Portfolio's management is:

T. ANTHONY COFFEY CFA, VICE PRESIDENT OF ADVISERS
Mr. Coffey has been a manager on the fund since 1991. He joined the Franklin Templeton Group in 1989.

ROGER BAYSTON CFA,  SENIOR VICE PRESIDENT OF ADVISERS
Mr. Bayston has been a manager on the fund since 1991. He joined the Franklin Templeton Group in 1991.

JACK LEMEIN, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Lemein has been a manager of the fund since 1991 and has more than 30 years experience in the securities industry.

The fund pays Advisers a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended October 31, 1998, the fund's share of the Portfolio's management fees, before any advance waiver, was 0.40% of the fund's average daily net assets. Under an agreement by the manager to limit its fees, the fund paid 0.23% of its average daily net assets as its share of the Portfolio's management fees. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees.

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.

                                    YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------
                               1998    1997    1996    1995    1994
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning
of year                          9.48    9.37   9.34    9.20   9.77
                              ----------------------------------------
  Net investment income           .51     .55    .56     .54    .35
  Net realized and unrealized
   gains (losses)                (.12)    .10    .03     .14   (.61)
                              ----------------------------------------
Total from investment
operations                        .39     .65    .59     .68   (.26)
Less distributions from net
 investment income               (.51)   (.54)  (.56)   (.54)  (.31)
                              ----------------------------------------
Net asset value, end of year     9.36    9.48   9.37    9.34   9.20
                              ----------------------------------------
Total return (%) 1               4.26    7.18   6.54    7.57  (2.65)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                       298,298  334,990  397,078  509,371  700,617
Ratios to average net
assets: (%)
  Expenses 2                      .76     .75    .69     .61    .42
  Expenses excluding waiver
   and payments by affiliate 2    .93     .93    .86     .86    .82
Net investment income            5.38    5.81   5.87    5.76   3.67
Portfolio turnover rates (%)    38.92   43.68  23.52   17.81   5.99

1. Total return does not include sales charges, and is not annualized.
2. Includes the fund's share of the Portfolio's allocated expenses.

FRANKLIN BOND FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES
-------------------------------------------------------------------

GOALS The fund's principal investment goal is to provide a high level of current income consistent with the preservation of capital. Its secondary goal is capital appreciation over the long term.

PRINCIPAL INVESTMENTS The fund normally invests at least 65% of its total assets in investment grade fixed-income securities. The fund focuses on government and corporate debt securities and mortgage and asset-backed securities.

Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures. Mortgage securities represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings and other real estate. These mortgage loans may have either fixed or adjustable interest rates. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. Mortgage securities are sponsored by U.S. government agencies, foreign government agencies and private institutions.

Asset-backed securities are securities backed by credit card receivables, automobile, mobile home and recreational vehicle loans and leases, and other receivables.

The payment of interest and principal on securities issued by U.S. government agencies generally is guaranteed either by the full faith and credit of the U.S. government or by the credit of the agency. The guarantee applies only to the timely repayment of principal and interest and not to the market prices and yields of the securities or to the net asset value or performance of the fund, which will vary with changes in interest rates and other market conditions.

[Begin callout]
The fund invests primarily in investment grade fixed-income securities from various market sectors that include government and corporate debt securities and mortgage and asset-backed securities.
[End callout]

The fund focuses on "investment grade" securities which are issues rated in the top four rating categories by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the fund's manager to be comparable. The fund may invest up to 35% of its total assets in non-investment grade fixed-income securities, but will not invest in securities rated lower than B by S&P or Moody's.

The fund does not expect that it will invest more than 10% of total assets in futures contracts on U.S. Treasury securities and related options; however, during the fund's initial period of operations it is anticipated that the fund's investment in these contracts will not exceed 25% of total assets. A futures contract is an agreement to buy or sell a specific security or commodity at a specified future date and price. The fund may invest up to 15% of assets in foreign securities.

In choosing investments, the fund's manager selects securities in various market sectors based on the manager's assessment of changing economic, market, industry and issuer conditions. The manager uses a "top-down" analysis of macroeconomic trends, combined with a "bottom-up" fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. The manager evaluates business cycles, changes in yield curves and apparent imbalances in values between and within markets.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goals, because it may not invest or may invest less in investment grade fixed-income securities.

[Insert graphic of chart with line going up and down] MAIN RISKS
-------------------------------------------------------------------

INTEREST RATE When interest rates rise, fixed-income security prices fall. When interest rates fall, fixed-income security prices rise. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

INCOME  Since  the fund  can  only  distribute what it earns,   the  fund's
distributions to its shareholders may decline when interest rates fall.

[Begin callout]
Changes in interest rates affect the prices of the fund's debt securities. If rates rise, the value of all the fund's debt securities will fall and so too will the fund's share price. This means you could lose money.
[End callout]

CREDIT This is the possibility that an issuer of a debt security or the borrower on the underlying mortgage or debt obligation may be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

Debt securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities. Companies issuing lower-rated securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. The market price of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general or regional economic difficulty. Lower-rated securities may also be less liquid than higher-rated securities.

MORTGAGE SECURITIES AND ASSET-BACKED SECURITIES Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the fund may have paid. Mortgage prepayments generally increase when interest rates fall.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes. This is called "extension risk."

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

DERIVATIVE SECURITIES Derivative investments are those whose values are dependent upon the performance of one or more other securities or investments or indices. Futures and options contracts are considered derivative investments. The fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. Some derivatives are particularly sensitive to changes in interest rates.

FOREIGN SECURITIES Securities of governments and companies located outside the U.S. may offer significant opportunities for gain, but they also involve additional risks that can increase the potential for losses in the fund.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns which trade in that country. These movements will affect the fund's share price.

The political, economic and social structures of some countries the fund may invest in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets and punitive taxes.

COMPANY. Foreign companies are not subject to the same accounting, auditing and financial reporting standards and practices as U.S. companies and their stocks may not be as liquid as stocks of similar U.S. companies. Foreign stock exchanges, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY From time to time some of the fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in the trust currency. Currency markets are generally not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 23 for more information.

More detailed information about the fund, its policies, including temporary investments, risks and the ratings of debt securities can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of percentage sign] FEES AND EXPENSES
-------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                            CLASS A 1
------------------------------------------------------------------------
Maximum sales charge (load) as a percentage of offering price    4.25%
  Load imposed on purchases                                      4.25%
  Maximum deferred sales charge (load)                           None 2
Exchange fee 3                                                  $5.00

Please see "Sales Charges" on page 24 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
                                                            Class A 1, 4
-------------------------------------------------------------------------
Management  fees 5                                               0.43%
Distribution  and service  (12b-1)  fees 6                       0.25%
Other expenses                                                   0.61%
Total annual fund operating expenses 5                           1.29%

1. Before January 1, 1999, Class A shares were designated Class I.
2. Except for investments of $1 million or more (see page 24) and purchases by certain retirement plans without an initial sales charge.
3. This fee is only for market timers (see page 36).
4. The fund began offering Class A shares on August 3, 1998. Total annual fund operating expenses are annualized.
5. For the fiscal year ended October 31, 1998, the manager and administrator had agreed in advance to limit their respective management and administration fees and to assume as their own expense certain expenses otherwise payable by the fund. With this reduction, management fees were 0% and total annual fund operating expenses were 0.50%. After October 31, 1999, the manager and administrator may end this arrangement at any time.
6. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------
Class A              $551 1    $817       $1,102    $1,915

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT
-------------------------------------------------------------------

Franklin Templeton Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $227 billion in assets.

Under an agreement with Advisers, Templeton Investment Counsel,
Inc. (Investment Counsel), 500 East Broward Blvd., Ft.
Lauderdale, FL 33394, is the fund's sub-advisor. Investment
Counsel provides Advisers with investment management advice and assistance.

The team responsible for the fund's management is:

ROGER BAYSTON CFA,  SENIOR VICE  PRESIDENT  OF ADVISERS
Mr. Bayston has been a manager of the fund since 1998. He joined the Franklin Templeton Group in 1991.

JACK LEMEIN,  EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Lemein has been a manager of the fund since 1998 and has more than 30 years experience in the securities industry.

THOMAS J. DICKSON, VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Dickson has been a manager of the fund since 1998. He joined the Franklin Templeton Group in 1994.

The fund pays Advisers a fee for managing the fund's assets and making its investment decisions. The fee is equal to an annual rate of:

o 0.425% of the value of net assets up to and including $500 million; and

o 0.325% of the value of net assets over $500 million and not over $1 billion; and

o 0.280% of the value of net assets over $1 billion and not over $1.5 billion; and

o 0.235% of the value of net assets over $1.5 billion and not over $6.5 billion; and

o 0.215% of the value of net assets over $6.5 billion and not over $11.5 billion; and

o 0.200% of the value of net assets over $11.5 billion and not over $16.5 billion; and

o 0.190% of the value of net assets over $16.5 billion and not over $19 billion; and

o 0.180% of the value of net assets over $19 billion and not over $21.5 billion; and

o 0.170% of the value of net assets in excess of $21.5 billion.

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------

This table presents the fund's financial performance since its inception. This information has been audited by PricewaterhouseCoopers LLP.

                                                      YEAR ENDED
                                                  OCTOBER 31, 1998 3
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year                           10.00
                                                      ----------------
 Net investment income                                         .12
 Net realized and unrealized gains                             .30
                                                      ----------------
Total from investment operations                               .42
                                                      ----------------
Less distributions from net investment income                 (.05)
                                                      ----------------
Net asset value, end of year                                 10.37
                                                      ----------------
Total return (%) 1                                            4.05

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                          4,232
Ratios to average net assets: (%)
Expenses                                                       .50 2
Expenses excluding waiver and payments by affiliate           1.29 2
Net investment income                                         5.21 2
Portfolio turnover rate (%)                                  23.19

1. Total return does not include sales charges, and is not annualized.
2. Annualized
3. For the period August 3, 1998 (effective date) to October 31, 1998. Based on average weighted shares outstanding.

[Insert graphic of dollar signs and stacks of coins]
DISTRIBUTIONS AND TAXES;
YEAR 2000 PROBLEM
-------------------------------------------------------------------

INCOME AND CAPITAL GAINS DISTRIBUTIONS Franklin Adjustable U.S. Government Securities Fund intends to pay a dividend at least monthly, on or about the last day of the month, representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN(R).

The Franklin Bond Fund declares dividends daily from the fund's net investment income and pay them monthly on or about the last day of the month. Your account may begin to receive dividends on the day after we receive your investment and will continue to receive dividends through the day we receive a request to sell your shares. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the funds will pay dividends.

Please keep in mind that if you invest in a fund shortly before the fund deducts a capital gain distribution from its net asset value, you will receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains a fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING

By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct social security or taxpayer identification number, or if the IRS instructs the fund to do so. [End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your fund shares generally will be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.

YEAR 2000 PROBLEM Each fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, a fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, a fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. A fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

Each fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, a fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

YOUR ACCOUNT

[Insert graphic of percentage sign] SALES CHARGES
-------------------------------------------------------------------

SALES CHARGES -
ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                     THE SALES
                                    CHARGE MAKES
                                    UP THIS % OF   WHICH EQUALS THIS
                                    THE OFFERING     % OF YOUR NET
WHEN YOU INVEST THIS AMOUNT            PRICE          INVESTMENT
----------------------------------------------------------------------
Under $100,000                          2.25            2.30
$100,000 but under $250,000             1.75            1.78
$250,000 but under $500,000             1.25            1.26
$500,000 but under $1 million           1.00            1.01

SALES CHARGES - BOND FUND - CLASS A

                                     THE SALES
                                    CHARGE MAKES
                                    UP THIS % OF   WHICH EQUALS THIS
                                    THE OFFERING     % OF YOUR NET
WHEN YOU INVEST THIS AMOUNT            PRICE          INVESTMENT
----------------------------------------------------------------------
Under $100,000                          4.25            4.44
$100,000 but under $250,000             3.50            3.63
$250,000 but under $500,000             2.50            2.56
$500,000 but under $1 million           2.00            2.04

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 25), you can buy shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase.

The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page 31 for exchange information).

DISTRIBUTION AND SERVICE (12B-1) FEES The funds have a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each fund to pay distribution fees of up to 0.25% per year to those who sell and distribute the fund's shares and provide other services to shareholders. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGE REDUCTIONS AND WAIVERS
If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A or fund shares.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Templeton Variable Insurance Products Trust, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[End callout]

o Cumulative Quantity Discount - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o Letter of Intent (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

         TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION
                          OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

Certain Franklin Templeton Funds offer multiple share classes not offered by Franklin Adjustable U.S. Government Securities Fund. For purposes of this privilege, this fund's shares are considered Class A shares.

If you paid a CDSC when you sold your Class A shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS Shares of the fund may be purchased without an initial sales charge or CDSC by investors who reinvest within 365 days:

o certain payments received under an annuity contract that offers a Franklin Templeton insurance fund option

o distributions from an existing retirement plan invested in the Franklin Templeton Funds

o dividend or capital gain distributions from a real estate investment trust sponsored or advised by Franklin Properties, Inc.

o redemption proceeds from a repurchase of Franklin Floating Rate Trust shares held continuously for at least 12 months

o redemption proceeds from Class A of any Templeton Global Strategy Fund, if you are a qualified investor. If you paid a CDSC when you sold your shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply.

WAIVERS FOR CERTAIN INVESTORS Shares of the fund also may be purchased without an initial sales charge or CDSC by various individuals and institutions, including:

o certain trust companies and bank trust departments investing $1 million or more in assets over which they have full or shared investment discretion

o government entities that are prohibited from paying mutual fund sales charges

o certain unit investment trusts and their holders reinvesting trust distributions

o group annuity separate accounts offered to retirement plans

o employees and other associated persons or entities of Franklin
  Templeton or of certain dealers

o any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Chilean retirement plans that meet the requirements for retirement plans described below.

      IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE WAIVER, CALL YOUR
             INVESTMENT REPRESENTATIVE OR CALL SHAREHOLDER SERVICES
                     AT 1-800/632-2301 FOR MORE INFORMATION.

CDSC WAIVERS The CDSC generally will be waived:

o to pay account fees

o to make payments through systematic withdrawal plans, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually depending on the frequency of your plan

o for redemptions by investors who purchased $1 million or more without an initial sales charge if Franklin Templeton
  Distributors, Inc. did not make any payment to the securities dealer of record in connection with the purchase

o for redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o for IRA distributions due to death or disability or upon periodic distributions based on life expectancy

o to return excess contributions (and earnings, if applicable) from retirement plan accounts

o for redemptions following the death of the shareholder or beneficial owner

o for participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

RETIREMENT PLANS Certain retirement plans may buy shares of the fund without an initial sales charge. To qualify, the plan must be sponsored by an employer:

o with at least 100 employees, or

o with retirement plan assets of $1 million or more, or

o that agrees to invest at least $500,000 in the Franklin
  Templeton Funds over a 13-month period

A CDSC may apply. Retirement plans other than SIMPLEs, SEPs, or plans that qualify under section 401 of the Internal Revenue Code also must qualify under our group investment program to buy shares without an initial sales charge.

     FOR MORE INFORMATION, CALL YOUR INVESTMENT REPRESENTATIVE OR RETIREMENT
                        PLAN SERVICES AT 1-800/527-2020.

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.

[Insert graphic of paper with lines and someone writing] BUYING
SHARES
----------------------------------------------------------------------
MINIMUM INVESTMENTS
----------------------------------------------------------------------
                                               INITIAL    ADDITIONAL
----------------------------------------------------------------------
Regular accounts                               $1,000     $50
----------------------------------------------------------------------
UGMA/UTMA accounts                             $100       $50
----------------------------------------------------------------------
Retirement accounts                            no minimum no minimum
(other than IRAs, IRA rollovers, Education
IRAs or Roth IRAs)
----------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or Roth    $250       $50
IRAs
----------------------------------------------------------------------
Broker-dealer sponsored wrap account programs  $250       $50
----------------------------------------------------------------------
Full-time employees, officers, trustees and
directors of Franklin Templeton entities, and
their immediate family members                 $100       $50
----------------------------------------------------------------------

Certain Franklin Templeton Funds offer multiple share classes not offered by the Franklin Adjustable U.S. Government Securities Fund. Please note that for selling or exchanging your shares, or for other purposes, this fund's shares are considered Class A shares. Before January 1, 1999, the funds' shares were considered Class I shares.

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES
----------------------------------------------------------------------
                       OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
----------------------------------------------------------------------
[Insert graphic of     Contact your            Contact your
hands shaking]         investment              investment
THROUGH YOUR           representative          representative
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------
[Insert graphic of     Make your check         Make your check
envelope] BY MAIL      payable to the fund.    payable to the fund.
                                               Include your account
                       Mail the check and      number on the check.
                       your signed
                       application to          Fill out the deposit
                       Investor Services.      slip from your
                                               account statement. If
                                               you do not have a
                                               slip, include a note
                                               with your name, the
                                               fund name, and your
                                               account number.

                                               Mail the check and deposit slip
                                               or note to Investor Services.
----------------------------------------------------------------------
[Insert graphic of     Call to receive a wire  Call to receive a
three lightning        control number and      wire control number
bolts] BY WIRE         wire instructions.      and wire instructions.

1-800/632-2301         Wire the funds and      To make a same day
(or 1-650/312-2000     mail your signed        wire investment,
collect)               application to          please call us by
                       Investor Services.      1:00 p.m. pacific
                       Please include the      time and make sure
                       wire control number or  your wire arrives by
                       your new account        3:00 p.m.
                       number on the
                       application.

                       To make a same day wire
                       investment please call
                       us by 1:00 p.m. pacific
                       time and make sure your
                       wire arrives by
                       3:00 p.m.
----------------------------------------------------------------------
[Insert graphic of     Call Shareholder        Call Shareholder
two arrows pointing    Services at the number  Services at the
in opposite            below, or send signed   number below or our
directions] BY         written instructions.   automated TeleFACTS
EXCHANGE               The TeleFACTS system    system, or send
                       cannot be used to open  signed written
TeleFACTS(R)             a new account.          instructions.
1-800/247-1753
(around-the-clock      (Please see page 31     (Please see page 31
access)                for information on      for information on
                       exchanges.)             exchanges.)

----------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)


[Insert graphic of person with handset] INVESTOR SERVICES
-------------------------------------------------------------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50 ($25 for an Education IRA). To sign up, complete the appropriate section of your account application.

AUTOMATIC PAYROLL DEDUCTION You may be able to invest automatically in shares of Franklin Adjustable U.S. Government Fund by transferring money from your paycheck to the fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into the fund without any sales charge. Advisor Class shareholders of another Franklin Templeton Fund also may exchange into the Franklin Adjustable U.S. Government Securities Fund without any sales charge. Advisor Class shareholders who exchange their shares for shares of the fund and later decide they would like to exchange into another fund that offers Advisor Class may do so.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page
36).

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of certificate] SELLING SHARES
-------------------------------------------------------------------

You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.

----------------------------------------------------------------------
Selling shares
----------------------------------------------------------------------
                       To sell some or all of your shares
----------------------------------------------------------------------
[Insert graphic of     Contact your investment representative
hands shaking]
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------
[Insert graphic of     Send written instructions and endorsed share
envelope] BY MAIL      certificates (if you hold share certificates)
                       to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                       Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                       A check will be mailed to the name(s) and address
                       on the account, or otherwise according to your
                       written instructions.
----------------------------------------------------------------------
[Insert graphic of     As long as your transaction is for $100,000
phone] BY PHONE        or less, you do not hold share certificates
                       and you have not changed your address by
1-800/632-2301         phone within the last 15 days, you can sell
                       your shares by phone.

                       A check will be mailed to the  name(s) and
                       address on the account. Written instructions,
                       with a signature guarantee,  are required to
                       send the check to another address or to make
                       it payable to another person.
----------------------------------------------------------------------
[Insert graphic of     You can call or write to have redemption
three lightning        proceeds of $1,000 or more wired to a bank or
bolts] BY WIRE         escrow account. See the policies above for
                       selling shares by mail or phone.

                       Before requesting a bank wire, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                       Requests received in proper form by 1:00 p.m.
                       pacific time will be wired the next business
                       day.
----------------------------------------------------------------------
[Insert graphic of     Obtain a current prospectus for the fund you
two arrows pointing    are considering.
in opposite
directions] BY         Call Shareholder Services at the number below
EXCHANGE               or our automated TeleFACTS system, or send
                       signed written instructions. See the policies
TeleFACTS(R)           above for selling shares by mail or phone.
1-800/247-1753
around-the-clock       If you hold share certificates, you will need
access)                to return them to the fund before your
                       exchange can be processed.
----------------------------------------------------------------------

       FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
          SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES
-------------------------------------------------------------------

CALCULATING SHARE PRICE Each fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The fund's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If Franklin Bond Fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive statements that show your account transactions. You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5 by Franklin/Templeton Investor Services, Inc., the fund's transfer agent. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.

o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

o The fund may modify or discontinue the exchange privilege on 60 days' notice.

o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND
----------------------------------------------------------------------
COMMISSION (%)                                                -
Investment under $100,000                                     2.00
$100,000 but under $250,000                                   1.50
$250,000 but under $500,000                                   1.00
$500,000 but under $1 million                                 0.85
$1 million or more                                      up to 0.75 1
12B-1 FEE TO DEALER                                           0.25

FRANKLIN BOND FUND                                         CLASS A
----------------------------------------------------------------------
COMMISSION (%)                                                -
Investment under $100,000                                     4.00
$100,000 but under $250,000                                   3.25
$250,000 but under $500,000                                   2.25
$500,000 but under $1 million                                 1.85
$1 million or more                                      up to 0.75 1
12B-1 FEE TO DEALER                                           0.25

A dealer commission of up to 1% may be paid on NAV purchases by certain retirement plans1 and up to 0.25% on NAV purchases by certain trust companies
and   bank  trust  departments,  eligible  governmental   authorities,   and
broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.

[Insert graphic of question mark] QUESTIONS
-------------------------------------------------------------------

If you have any questions about the fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                             HOURS (PACIFIC TIME,
DEPARTMENT NAME         TELEPHONE NUMBER     MONDAY THROUGH FRIDAY)
----------------------------------------------------------------------
Shareholder Services       1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                             6:30 a.m. to 2:30 p.m.
                                             (Saturday)
Fund Information           1-800/DIAL BEN    5:30 a.m. to 8:00 p.m.
                           (1-800/342-5236)  6:30 a.m. to 2:30 p.m.
                                             (Saturday)
Retirement Plan Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Dealer Services            1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional Services     1-800/321-8563    6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)     1-800/851-0637    5:30 a.m. to 5:00 p.m.

FOR MORE INFORMATION

You can learn more about each fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Contains more information about each fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklintempleton.com

You can also obtain information about each fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington,
D.C.   20549-6009.  You  can also visit the  SEC's  Internet site at
http://www.sec.gov.


Investment Company Act file #811-4986                  FIST2 P 09/99